                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                   NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

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

NOTICE OF ANNUAL MEETINGS                                     333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
JULY 30, 1997                                                 60606
                                                              800-257-8787

NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2

June 23, 1997

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Premium Income Municipal Fund 4, Inc., each a Minnesota corporation and Nuveen Insured Premium Income Municipal Fund 2, a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 30, 1997, at 10:30 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

     1. To elect six (6) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

     2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1997.

     3. To transact such other business as may properly come before the Annual Meeting.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED ONLY:

To elect two (2) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

Shareholders of record of each Fund at the close of business on June 2, 1997 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Assistant Secretary

JOINT PROXY STATEMENT                                     333 West Wacker Drive
JUNE 23, 1997                                             Chicago, Illinois
                                                          60606
                                                          800-257-8787

NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each Director or Trustee a "Board Member") of each of Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2"), Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4"), and Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium Income 2") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 30, 1997 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the six Board nominees to be elected by all shareholders and the two Board nominees to be elected by holders of Municipal Auction Rate Cumulative Preferred ("MuniPreferred(R)") as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

------------------------------------------------------------------------------------------------
                           Matter                              Common Shares     MuniPreferred
------------------------------------------------------------------------------------------------
 Election of Board Members by all Shareholders (Robert        X                X
 Bremner, Lawrence Brown, Anthony Dean, Anne Impellizzeri,
 Peter Sawers and Judith Stockdale nominated)
------------------------------------------------------------------------------------------------
 Election of Board Members by MuniPreferred only (William                      X
 Schneider and Timothy Schwertfeger nominated)
------------------------------------------------------------------------------------------------
 Ratify Selection of Auditors                                 X                X
------------------------------------------------------------------------------------------------

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for each Fund the election of the two nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of June 2, 1997, there were issued and outstanding: 59,158,617 shares of common stock and 4,000 shares of each series of MuniPreferred, Series M, T, W and F, of Performance Plus; 42,097,246 shares of common stock and 3,000 shares of each series of MuniPreferred, Series M, T, W and F, of Municipal Advantage; 44,762,071 shares of common stock and 4,000 shares of each series of MuniPreferred, Series M, T and F, of Municipal Market Opportunity; 35,434,213 shares of common stock and 2,500 shares of each series of MuniPreferred, Series M, T, W and F, of Investment Quality; 37,417,315 shares of common stock and 2,600 shares of each series of MuniPreferred, Series M, T, W and F, of Insured Quality; 33,481,339 shares of common stock and 2,000 shares of each series of MuniPreferred, Series M and T and 2,800 shares of each series of MuniPreferred Series W and F of Select Quality; 53,120,265 shares of common stock, and 3,000 shares of each series of MuniPreferred, Series M, T, W and F and 4,000 shares of MuniPreferred, Series TH, of Quality Income; 79,724,513 shares of common stock and 4,000 shares of each series of MuniPreferred, Series M, T, W, TH1, TH2 and F of Insured Municipal Opportunity; 19,693,439 shares of common stock and 2,800 shares of each series of MuniPreferred, Series T and TH of Premier Municipal; 19,123,476 shares of common stock and 2,800 shares of each series of MuniPreferred, Series TH and F of Premier Insured; 40,731,119 shares of common stock and 2,000 shares of each series of MuniPreferred, Series M, W and F and 3,000 shares of each series of MuniPreferred, Series T and TH of Premium Income 2; 40,808,465 shares of common stock and 1,328 shares of each series of MuniPreferred, Series T2 and F2, 1,680 shares of MuniPreferred, Series W, 1,800 shares of MuniPreferred, Series F, 2,000 shares of each series of MuniPreferred, Series T and TH, and 2,200 shares of MuniPreferred, Series M of Premium Income 4; 37,239,037 common shares and 2,080 shares of each series of MuniPreferred, Series M and W and 2,196 shares of MuniPreferred Series F of Insured Premium Income 2. Those persons who were shareholders of record at the close of business on June 2, 1997 will be entitled to one vote for each share held.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 23, 1997.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting, eight (8) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's Charter, as amended, under normal circumstances holders of MuniPreferred are entitled to elect two
(2) Board Members, and the remaining Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class. The members of the Board and the nominees for election to the Board are the same for each Fund. Table I below shows the nominated Board Members of each Fund to be elected by holders of common shares and MuniPreferred, voting together as a single class. Table II below shows the nominated Board Members of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting (except for Insured Premium Income 2) will be required to elect Board Members of that Fund. For Insured Premium Income 2, the affirmative vote of a plurality of the shares present and entitled to vote at that Fund's Annual Meeting will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as Board Members of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of the Funds and of all funds managed by Nuveen Advisory Corp. (excluding money market funds) which each nominee beneficially owned as of April 30, 1997. All of the nominees, except Ms. Stockdale and Messrs. Bremner and Schneider, were last elected to the Board at the 1996 annual meeting of shareholders. Messrs. Bremner and Schneider were appointed to each Fund's Board in May 1997 and will be standing for election by each Fund's shareholders for the first time at the Annual Meeting. Mr. Bremner was appointed to fill the vacancy that existed on each Fund's Board and the appointment of Mr. Schneider was made in connection with an expansion in the size of the Board. In addition, Ms. Stockdale will also be standing for election by each Fund's shareholders for the first time at the Annual Meeting. Ms. Stockdale's appointment, which will be effective July 1, 1997, was to fill a vacancy that will occur upon the retirement of Margaret K. Rosenheim from each Fund's Board on July 30, 1997. Pursuant to the term limits set by the Board, Mrs. Rosenheim is not eligible for reelection. The Board and all management of the Nuveen Funds wish to express their appreciation to Mrs. Rosenheim for her contributions to the Nuveen Funds.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

TABLE I
NOMINEES FOR EACH FUND TO BE
ELECTED BY ALL SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                                           Full Common Shares
                                                                                         Beneficially Owned on
                                                                                             April 30, 1997
                                                                                        ------------------------
                                                                                                          All
         Name, Age and Principal Occupations of               Year First Elected           The          Nuveen
            Nominees as of April 30, 1997(1)              or Appointed a Board Member   Funds(2)       Funds(3)
----------------------------------------------------------------------------------------------------------------
Robert P. Bremner (56)                                    1997--All Fund                        0            893(4)
Board Member of the Funds; private investor and
management consultant.
Lawrence H. Brown (62)                                    1993--All Funds                   1,544          3,864
Board Member of the Funds; retired in August 1989 as
Senior Vice President of The Northern Trust Company.
*Anthony T. Dean (52)                                     1996--All Funds                   5,000          5,695
Board Member and President of the Funds (since July
1996); Chairman (since July 1996) and Trustee (since
July 1994) of the Nuveen Select
Tax-Free Portfolios advised by Nuveen Institutional
Advisory Corp.; President (since July 1996) and Director
of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.
Anne E. Impellizzeri (64)                                 1994--All Funds                   1,000          2,000
Board Member of the Funds; President and Chief Executive
Officer of Blanton-Peale Institute.

TABLE I CONTINUED
NOMINEES FOR EACH FUND TO BE
ELECTED BY ALL SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                                              FULL COMMON SHARES
                                                                                              BENEFICIALLY OWNED
                                                                                                      ON
                                                                                                APRIL 30, 1997
                                                                                             --------------------
                                                                     YEAR FIRST ELECTED                    ALL
            NAME, AGE AND PRINCIPAL OCCUPATIONS OF                  OR APPOINTED A BOARD        THE      NUVEEN
               NOMINEES AS OF APRIL 30, 1997(1)                            MEMBER            FUNDS(2)   FUNDS(3)
-----------------------------------------------------------------------------------------------------------------
Peter R. Sawers (64)                                             1991--All Funds,                2,693      9,105
Board Member of the Funds; Adjunct Professor of Business and     except Premium Income 2,
Economics, University of Dubuque, Iowa; Adjunct Professor, Lake  Premium Income 4 and
Forest Graduate School of Management, Lake Forest, Illinois;     Insured Premium Income 2
prior thereto, Executive Director, Towers Perrin Australia       1992--Premium Income 2
(management consultant); Chartered Financial Analyst; Certified  1993-- Premium Income 4
Management Consultant.                                                 Insured Premium
                                                                 Income 2
Judith M. Stockdale (49)                                         1997--All Funds                     0          0
Board Member of the Funds (effective July 1, 1997); Executive
Director (since 1994) of the Gaylord and Dorothy Donnelley
Foundation; prior thereto, Executive Director (from 1990 to
1994) of the Great Lakes Protection Fund.

TABLE II
NOMINEES FOR EACH FUND TO BE ELECTED BY HOLDERS OF
MUNIPREFERRED
--------------------------------------------------------------------------------

                                                                                           FULL COMMON SHARES
                                                                                         BENEFICIALLY OWNED ON
                                                                                             APRIL 30, 1997
                                                                                        ------------------------
                                                                                                          ALL
          NAME, AGE AND PRINCIPAL OCCUPATIONS                YEAR FIRST ELECTED OR         THE          NUVEEN
          OF NOMINEES AS OF APRIL 30, 1997(1)              APPOINTED A BOARD MEMBER     FUNDS(2)       FUNDS(3)
----------------------------------------------------------------------------------------------------------------

William J. Schneider (52)                                  1997--All Funds                      0          16,443
Board Member of the Funds; Senior partner,
Miller-Valentine Partners; Vice President,
Miller-Valentine Realty, Inc.
*Timothy R. Schwertfeger (48)                              1994--All Funds                 25,000         154,499
Board Member of the Funds and (since July 1996) Chairman
of the Funds; Trustee and President (since July 1996) of
the Nuveen Select Tax-Free Portfolios advised by Nuveen
Institutional Advisory Corp.; Chairman (since July 1996)
and Director of The John Nuveen Company, John Nuveen &
Co. Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.
----------------------------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) The nominees for the Board of the Funds, except Ms. Stockdale, are board members of 42 Nuveen open-end funds and 52 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). Ms. Stockdale will be a board member of the NAC Funds effective July 1, 1997. In addition, Messrs. Dean and Schwertfeger are also board members of eight funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds").

(2) The shares shown in this column include the following: Anthony T. Dean, 5,000 shares of Municipal Market Opportunity; Lawrence H. Brown, 742 shares of Insured Municipal Opportunity, and 802 shares of Quality Income; Anne E. Impellizzeri, 1,000 shares of Insured Municipal Opportunity; Peter R. Sawers, 1,348 shares of Municipal Advantage and 1,345 shares of Insured Quality; and Timothy R. Schwertfeger, 5,000 shares each of Insured Municipal Opportunity, Municipal Market Opportunity, Performance Plus, Select Quality and Municipal Advantage. These persons have sole voting power and sole investment power, except that Mr. Schwertfeger's shares of Municipal Market Opportunity and Insured Municipal Opportunity are held jointly with his wife. In addition, Mr. Schwertfeger is deemed to beneficially own the shares of Performance Plus, Select Quality and Municipal Advantage that are held by his wife. In addition to the shares shown in this column, Nuveen Advisory Corp., of which Messrs. Dean and Schwertfeger are directors, beneficially owned 26,230 full common shares of Premium Income 4 and 15,147 full common shares of Insured Premium Income 2. No director nominee beneficially owned as much as 1% of any Fund's outstanding Common Shares or beneficially owned any shares of MuniPreferred of any of the Funds.

(3) The number shown reflects the aggregate number of common shares beneficially owned in all of the NAC Funds referred to in note (1) above (excluding money market funds).

(4) Represent shares which are owned by Mr. Bemner's spouse. Mr. Bremner disclaims beneficial ownership of these shares.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a director or trustee, as the case may be, of all exchange-traded funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the exchange-traded funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Member wishes to begin deferral. In addition, the Board Members who are not affiliated with Nuveen or the Adviser receive a $27,500 annual retainer for services as a director or trustee, as the case may be, of all open-end funds sponsored by Nuveen and managed by the Adviser and similar per day meeting and other expenses.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended October 31, 1996 and the total compensation that Nuveen funds accrued for each Board Member during the calendar year 1996, including any interest accrued for Board Members on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

--------------------------------------------------------------------------------

NAME OF BOARD MEMBER                               AGGREGATE COMPENSATION FROM THE FUNDS
--------------------------------------------------------------------------------------------------------------------

                                                  MUNICIPAL                                                INSURED
                       PERFORMANCE   MUNICIPAL     MARKET      INVESTMENT   INSURED   SELECT    QUALITY   MUNICIPAL
                          PLUS       ADVANTAGE   OPPORTUNITY    QUALITY     QUALITY   QUALITY   INCOME   OPPORTUNITY
                       ---------------------------------------------------------------------------------------------
Robert P. Bremner (2)  $         0           0             0            0         0         0        0             0
Lawrence H. Brown      $     1,919       1,468         1,538        1,266     1,321     1,195    1,826         2,643
Anne E. Impellizzeri   $     1,919       1,468         1,538        1,266     1,321     1,195    1,826         2,643
Margaret K. Rosenheim  $     2,348(4)     1,595        1,671        1,372     1,432     1,295    1,987         2,886
Peter R. Sawers        $     1,919       1,468         1,538        1,266     1,321     1,195    1,826         2,643
William J.
 Schneider (2)         $         0           0             0            0         0         0        0             0
Judith M.
 Stockdale (2)         $         0           0             0            0         0         0        0             0
--------------------------------------------------------------------------------------------------------------------

                                                                                TOTAL
                                                                             COMPENSATION
                                                                             NUVEEN FUNDS
                                                                             ACCRUED FOR
NAME OF BOARD MEMBER         AGGREGATE COMPENSATION FROM THE FUNDS         BOARD MEMBERS(1)
---------------------  --------------------------------------------------------------------
                                                                 INSURED
                                             PREMIUM   PREMIUM   PREMIUM
                        PREMIER    PREMIER   INCOME    INCOME    INCOME
                       MUNICIPAL   INSURED      2         4         2

Robert P. Bremner (2)          0         0         0         0         0                  0
Lawrence H. Brown            789       781     1,412     1,368     1,354(3)           59,000
Anne E. Impellizzeri         789       781     1,412     1,368     1,354(3)           59,000
Margaret K. Rosenheim        848       839     1,532     1,485     1,454(3)           66,815(5)
Peter R. Sawers              789       781     1,412     1,368     1,354(3)           59,000
William J.
 Schneider (2)                 0         0         0         0         0                  0
Judith M.
 Stockdale (2)                 0         0         0         0         0                  0
---------------------

(1) Includes compensation for service on the boards of the NAC Funds.

(2) Messrs. Bremner and Schneider were appointed to the Board of the Funds in May 1997 and were elected to the Boards of other NAC Funds effective December 31, 1996 and January 31, 1997. Ms. Stockdale was appointed to the Board of the NAC Funds, including the Funds, effective July 1, 1997.

(3) Includes $462 paid by Nuveen Insured Premium Income Municipal Fund Inc. to Messrs. Brown and Sawers and Ms. Impellizzeri and $492 to Mrs. Rosenheim prior to its acquisition by Insured Premium Income 2 on September 9, 1996.

(4) Includes $258 in interest accrued on deferred compensation from prior years.

(5) Includes $1,565 in interest accrued on deferred compensation from prior years.

Anthony T. Dean, Margaret K. Rosenheim and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committees of each Fund held thirteen meetings during the fiscal year ended October 31, 1996, except for Insured Premium Income 2 which held fourteen meetings during the fiscal year ended October 31, 1996.

Each Fund's Board has an audit committee currently composed of Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter
R. Sawers and William J. Schneider, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The respective audit committees of the Funds held two meetings during the fiscal year ended October 31, 1996.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committees of each Fund held one meeting during the fiscal year ended October 31, 1996. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund held seven meetings during the fiscal year ended October 31, 1996. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

Each Fund has the same executive officers. The following table sets forth information as of April 30, 1997 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of each Fund after the Annual Meeting, which Board meeting is presently scheduled to be held on July 30, 1997 for each Fund.

----------------------------------------------------------------------------------------------
            NAME, AGE AND PRINCIPAL OCCUPATIONS
                  FOR THE PAST FIVE YEARS                     POSITIONS AND OFFICES WITH FUNDS
----------------------------------------------------------------------------------------------
William M. Fitzgerald, 33                                     Vice President
Vice President of Nuveen Advisory Corp. (since December       (since 1996)
1995); prior thereto, Assistant Vice President (from
September 1992 to December 1995) and Assistant Portfolio
Manager (from June 1988 to September 1992) of Nuveen
Advisory Corp.; Chartered Financial Analyst.

Kathleen M. Flanagan, 49                                      Vice President
Vice President of John Nuveen & Co. Incorporated; Vice        (since 1994)
President (since June 1996) of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.

J. Thomas Futrell, 41                                         Vice President
Vice President of Nuveen Advisory Corp; Chartered Financial   (since 1991)
Analyst.

Steven J. Krupa, 39                                           Vice President
Vice President of Nuveen Advisory Corp.                       (since 1990)

Anna R. Kucinskis, 51                                         Vice President
Vice President of John Nuveen & Co. Incorporated.             (since 1991)

Edward F. Neild, IV, 31                                       Vice President
Vice President of Nuveen Advisory Corp. and Nuveen            (since 1996)
Institutional Advisory Corp. (since September 1996); prior
thereto, Assistant Vice President of Nuveen Advisory Corp.
(from December 1993 to September 1996) and Nuveen
Institutional Advisory Corp. (from May 1995 to September
1996); previously, Portfolio Manager of Nuveen Advisory
Corp. (January 1992); Chartered Financial Analyst.

Larry W. Martin, 45                                           Vice President (since 1993) &
Vice President (since September 1992), Assistant Secretary    Assistant Secretary (since 1988)
and Assistant General Counsel of John Nuveen & Co.
Incorporated; Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.; Assistant Secretary (since February 1993) of
The John Nuveen Company.

O. Walter Renfftlen, 57                                       Vice President & Controller
Vice President and Controller of The John Nuveen Company,     (since each Fund's organization)
John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.

Thomas C. Spalding, Jr., 45                                   Vice President
Vice President of Nuveen Advisory Corp. and Nuveen            (since each Fund's organization)
Institutional Advisory Corp.; Chartered Financial Analyst.

H. William Stabenow, 62                                       Vice President & Treasurer
Vice President and Treasurer of The John Nuveen Company,      (since each Fund's organization)
John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.

Gifford R. Zimmerman, 40                                      Vice President (since 1993) &
Vice President (since September 1992), Assistant Secretary    Assistant Secretary (since 1988)
and Assistant General Counsel of John Nuveen & Co.
Incorporated; Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.
----------------------------------------------------------------------------------------------

On April 30, 1997, Board Members and executive officers of the Funds as a group beneficially owned the following Fund shares: Performance Plus, 5,000 shares of common stock (less than 1%) and no shares of MuniPreferred; Municipal Advantage, 21,348 shares of common stock (less than 1%) and no shares of MuniPreferred; Municipal Market Opportunity, 10,000 shares of common stock (less than 1%) and one share of MuniPreferred; Investment Quality, no shares of common stock and no shares of MuniPreferred; Insured Quality, 5,345 shares of common stock (less than 1%) and no shares of MuniPreferred; Select Quality, 5,000 shares of common stock (less than 1%) and one share of MuniPreferred; Quality Income, 802 shares of common stock (less than 1%) and eight shares of MuniPreferred; Insured Municipal Opportunity, 12,742 shares of common stock (less than 1%) and three shares of MuniPreferred; Premier Municipal, no shares of common stock and no shares of MuniPreferred; Premier Insured, no shares of common stock and no shares of MuniPreferred; Premier Income 2, no shares of common stock and no shares of MuniPreferred; Premium Income 4, no shares of common stock and no shares of MuniPreferred and Insured Premium Income 2, no common shares and one share of MuniPreferred. On April 30, 1997, Board Members and executive officers of the Funds as a group beneficially owned 289,486 common shares of all funds managed by the Adviser (excluding money market funds). As of April 30, 1997, no person is known to the Funds to have owned beneficially more than five percent of the common shares or MuniPreferred of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending October 31, 1997. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended October 31, 1996, all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for Performance Plus, in its initial public offering of common stock in June 1989 and its public offering of MuniPreferred in October 1989; for Municipal Advantage, in its initial public offering of common stock in December 1989 and its public offering in MuniPreferred in March 1990; for Municipal Market Opportunity, in its initial public offering of common stock in March 1990 and its public offering of MuniPreferred in May 1990; for Investment Quality, in its initial public offering of common stock in June 1990 and its public offering of MuniPreferred in September 1990; for Insured Quality, in its initial public offering of common stock in December 1990 and its public offering of MuniPreferred in March 1991; for Select Quality, in its initial public offering of common stock in March 1991 and its public offering of MuniPreferred in June 1991; for Quality Income, in its initial public offering of common stock in June 1991 and its public offering of MuniPreferred in October 1991; for Insured Municipal Opportunity, in its initial public offering of common stock in September 1991 and its public offering of MuniPreferred in December 1991 and February 1992; for Premier Municipal in its initial public offering of common stock in December 1991 and its public offering of MuniPreferred in May 1992; for Premier Insured, in its initial public offering of common stock in December 1991 and its public offering of MuniPreferred in May 1992; for Premium Income 2, in its initial public offering of common stock in July 1992 and its public offering of MuniPreferred in October 1992; for Premium Income 4, in its initial public offering of common stock in February 1993 and its public offering of MuniPreferred in June 1993 and for Insured Premium Income 2, in its initial public offering of common shares in July 1993 and its public offering of MuniPreferred in November 1993.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1998, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 23, 1998.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $32,500.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT (WHICH WILL SOON BE AVAILABLE) UPON REQUEST. SUCH WRITTEN OR ORAL REQUESTS SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

                                                                          NPP797

The Annual Meeting of Shareholders of your Nuveen Fund will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 30, 1997, at 10:30 a.m. Chicago time.

Whether or not you plan to join us, please complete, date and sign your proxy card and return it in the enclosed envelope so that your vote will be counted.



      __________ Please fold at perforation before detaching __________

--------------------------------------------------------------------------------

                                                                    PROXY BALLOT

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 30, 1997

The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Select Quality Municipal Fund, Inc. to be held on July 30, 1997, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E.
             Impellizzeri, Peter R. Sawers and Judith M. Stockdale.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1997.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                                SEE REVERSE SIDE                         NQS797

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:         Please mark your votes as in this example. /X/

1.   ELECTION OF DIRECTORS:               / /   FOR               / / WITHHOLD authority         / / WITHHOLD authority to vote
     (See reverse for nominees)                 all nominees          to vote for all nominees       for nominees indicated below:

INSTRUCTIONS:                                                                                        _____________________________
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                    FOR    AGAINST  ABSTAIN
2.    RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL      / /     / /      / /
      YEAR ENDING OCTOBER 31, 1997.

3.    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
      PROPERLY COME BEFORE THE ANNUAL MEETING.

The shares to which this Proxy relates will be voted as specified.  If no specification is made, such shares will be voted for the election of Directors and for the proposal set forth on this Proxy.

Please be sure to sign and date this Proxy.

Shareholder sign here ______________________ Date _______

Co-owner sign here _________________________ Date _______

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

/ / BK NPP797                                                       NQS797

The Annual Meeting of Shareholders of your Nuveen Fund will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 30, 1997, at 10:30 a.m. Chicago time.

Whether or not you plan to join us, please complete, date and sign your proxy card and return it in the enclosed envelope so that your vote will be counted.



      __________ Please fold at perforation before detaching __________

--------------------------------------------------------------------------------

                                                                    PROXY BALLOT

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.

MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK, SERIES M, T, W AND F PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 30, 1997

The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Stock, Series M, T, W and F, of the undersigned at the Annual Meeting of Shareholders of Nuveen Select Quality Municipal Fund, Inc. to be held on July 30, 1997, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES--By all shareholders: Robert P. Bremner, Lawrence H. Brown, Anthony
             T. Dean, Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.
   NOMINEES--BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
             ONLY: William J. Schneider and Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1997.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                                SEE REVERSE SIDE                        NQS797-P

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:         Please mark your votes as in this example. /X/

1.   ELECTION OF DIRECTORS:               / /   FOR               / / WITHHOLD authority         / / WITHHOLD authority to vote
     (See reverse for nominees)                 all nominees          to vote for all nominees       for nominees indicated below:

INSTRUCTIONS:                                                                                        _____________________________
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                    FOR    AGAINST  ABSTAIN
2.    RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL      / /     / /      / /
      YEAR ENDING OCTOBER 31, 1997.

3.    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
      PROPERLY COME BEFORE THE ANNUAL MEETING.

The shares to which this Proxy relates will be voted as specified.  If no specification is made, such shares will be voted for the election of Directors and for the proposal set forth on this Proxy.

Please be sure to sign and date this Proxy.

Shareholder sign here ______________________ Date _______

Co-owner sign here _________________________ Date _______

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

/ / BK NPP797                                                       NQS797-P